SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) MARCH 18, 2003

                                NOXSO CORPORATION
             (Exact name of registrant as specified in its charter)

         VIRGINIA                   000-17454                   54-1118334
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)


          19 MAPLE LANE, RHINEBECK, NEW YORK               12572
    (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (845) 266-4858

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not Applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable

         (b)      Pro forma financial information: Not applicable.

         (c)      Exhibits: Not Applicable.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable.

ITEM 9.  REGULATION FD DISCLOSURE

         Robert Long, an officer, director and principal shareholder of Noxso Corporation has engaged in private negotiations with a group interested in acquiring control of Noxso. In connection therewith, Mr. Long has executed a non-binding letter of intent dated March 18, 2003, outlining the terms of a potential acquisition. While the terms of the transaction are still subject to negotiation, the letter of intent states that the purchasers (some of which have yet to be identified) propose to acquire 631,650 shares of common stock from several shareholders of Noxso for a total of $250,000 (to be paid through the issuance of a secured promissory note which is due and payable within 30 days of the closing of such purchase). In addition, the purchasers, or affiliates of such purchasers, propose to loan $100,000 to Noxso to satisfy all of Noxso's outstanding liabilities. After the closing of the foregoing

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         transactions,  Noxso may issue  additional  shares to  acquire  various assets and/or entities, which may result in Noxso having approximately 13,445,625 issued and outstanding shares.

         Upon the closing of the transactions contemplated by the letter of intent, the current officers and directors of Noxso would resign and be replaced with nominees of the purchasers.

         The letter of intent states that the parties shall conduct due diligence and attempt to close the transactions contemplated by the letter of intent no later than March 31, 2003. In connection with the letter of intent, Mr. Long received an advance payment of $5,000 from the purchasers, which is to be credited to the purchase price of the shares.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

         Not Applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
         PLANS

         Not Applicable.

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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NOXSO CORPORATION



March 18, 2003                            By:/s/Robert M. Long
                                             ----------------------------
                                                Robert M. Long, President



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